UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2013

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

600 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated September 20, 2013 filed by Atlantic Tele-Network, Inc. (the”Company”) with the Securities and Exchange Commission disclosing the completion of the sale of the Company’s domestic retail wireless business operated under the Alltel name (the “Alltel Business”) to AT&T Mobility LLC. This amendment on Form 8-K/A is being filed to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(b)(1)                  Pro forma financial information

Attached as Exhibit 99.1 hereto and incorporated herein by reference are (1) unaudited pro forma condensed statements of operations and (2) an unaudited pro forma condensed balance sheet. These pro forma financial statements are derived from the historical financial statements of the Company and give effect to the sale of the Company’s Alltel Business and the receipt of the net proceeds related thereto as described in Exhibit 99.1 hereto.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: September 25, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Pro forma financial information.